E*TRADE FUNDS
AUGUST 27, 2008
SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2008 FOR E*TRADE KOBREN GROWTH FUND
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2008 FOR
E*TRADE S&P 500 INDEX FUND, E*TRADE INTERNATIONAL INDEX FUND, E*TRADE
RUSSELL 2000 INDEX FUND, E*TRADE TECHNOLOGY INDEX FUND, E*TRADE KOBREN
GROWTH FUND AND E*TRADE DELPHI VALUE FUND
Eric M. Kobren, primary Portfolio Manager of the E*TRADE Kobren Growth Fund (the “Fund”), will be resigning from his positions at Kobren Insight Management, Inc. (“KIM”) and as primary Portfolio Manager of the Fund on February 1, 2009. Upon Mr. Kobren’s resignation as primary Portfolio Manager of the Fund, John Russel (Rusty) Vanneman, currently the Fund’s Co-Portfolio Manager, will become Portfolio Manager of the Fund. Mr. Vanneman has served as the Fund’s Co-Portfolio Manager since 2001.
Please insert the following as the third paragraph under the caption “Sub-Adviser” in the section titled “Fund Management” on page 10 of the Prospectus:
Mr. Kobren will be resigning from his positions at KIM and as primary Portfolio Manager of the Fund on February 1, 2009. Upon Mr. Kobren’s resignation as primary Portfolio Manager of the Fund, John Russel (Rusty) Vanneman will become Portfolio Manager of the Fund.
Effective February 1, 2009, all information regarding Mr. Kobren in the Prospectus and Statement of Information is deleted.
Please retain this Supplement with your Prospectus and Statement of Additional Information.